Exhibit 99.1

1 Fifth Annual Noble Financial Equity Conference June 9, 2009

Forward-Looking Statement 2 This presentation contains certain forward-looking information about Clinical Data that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as "expect(s)," "feel(s)," "believe(s)," "will," "may," "anticipate(s)" and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding: our ability to successfully develop and commercialize our therapeutic products; our ability to introduce our new pharmacogenetic and molecular diagnostics products; our ability to successfully integrate the operations, business, technology, and intellectual property obtained in our acquisitions; our ability to expand our long-term business opportunities; financial projections and estimates and their underlying assumptions; and future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: whether vilazodone, Stedivaze or any of our other therapeutic products will advance further in the clinical trials process and whether and when, if at all, they will receive final approval from the U.S. Food and Drug Administration and equivalent foreign regulatory agencies and for which indications; whether our PGxPredict and FAMILION diagnostic tests will gain wide acceptance in the market; whether we will be able to successfully identify and validate biomarkers for response to vilazodone or to any of our other therapeutic products; whether vilazodone, Stedivaze and our other therapeutic products will be successfully marketed if approved; the extent to which genetic markers are predictive of clinical outcomes and drug efficacy and safety; our ability to achieve the expected synergies and operating efficiencies from all of our acquisitions; the strength of our intellectual property rights; competition from pharmaceutical, biotechnology and diagnostics companies; the development of and our ability to take advantage of the market for pharmacogenetic and biomarker products and services; our ability to raise additional capital to fund our operations on terms acceptable to us; general economic downturns; and other risks contained in our various SEC reports and filings, including but not limited to our Annual Report on Form 10-K for the fiscal year ended March 31, 2008, our Quarterly Report on Form 10-Q for the quarter ended December 31, 2008, and our Current Reports on Form 8-K filed from time to time with the Securities and Exchange Commission. Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

Investment Opportunity Clinical Data is a biotechnology company developing late-stage drugs that are first-in-class, best-in-category, or both 3 High-margin products Product differentiation Lower technical risk Reduced development expense Intellectual property protection

Disease Areas Central Nervous System Depression Pain (chronic and acute) Cardiovascular Disease Stress test imaging Inherited cardiac conditions, e.g., Long QT Syndrome Oncology Non-Hodgkin's lymphoma Breast cancer Colorectal cancer 4

Current Value Drivers Two Phase III drugs: Vilazodone(tm): first in new class of dual acting serotonergic antidepressants Stedivaze(tm): potential best-in-class drug used during cardiac stress imaging Deep pipeline of drug (Rx) and diagnostic (Dx) candidates Genetic testing business for inherited cardiac conditions - revenue >100% year over year Specialized cardiovascular sales force 5

Depression Market Major Depressive Disorder is the leading cause of disability in the U.S. for ages 15-44 Depression affects approximately 18M U.S. adults Antidepressants are largest segment of U.S. CNS market ~$12B annual sales 208M+ prescriptions with ~4% CAGR Cost of depression estimated to be $83B in 2000 According to physicians, approximately 40% of depressed patients have co-morbid anxiety 6

Prescription Usage by Treatment 7 Source: IMS NDTI MAT 9/06

8 Relevant Market* Rx's ('000s) Source: IMS Health's National Prescription Audit * Relevant market includes SSRIs, SNRIs, and Wellbutrin 3.6% CAGR

Vilazodone for Major Depression Current drugs are limited Response may take weeks to determine Common side effects include gastrointestinal, sexual dysfunction and weight gain Co-morbid conditions are common and often require treatment with concomitant medications Poor compliance 2/3 of patients do not achieve remission with 1st line therapy Vilazodone is first-in-class drug, dual mechanism of action SSRI 5HT1A 9 MOAs known to be effective in treatment of depression, anxiety & other psychiatric conditions

Vilazodone Positive Top-line Phase III Results 2nd Phase III trial confirmed findings from 1st Phase III study Achieved primary and secondary endpoints related to depression Statistically significant reduction in depression symptoms as measured by two independent rating scales P= 0.007 MADRS P= 0.021 HAMD Statistically significant improvement in anxiety symptoms (P= 0.038) Pre-specified biomarker of response was not validated Biomarker analysis is ongoing 10

Vilazodone Positive Top-line Phase III Results No difference in sexual dysfunction compared to placebo, as measured by two validated scales in Phase III studies Generally well tolerated Most common adverse events were diarrhea, nausea and headache Discontinuation rate due to adverse events was 4.3% vs. 1.7% for vilazodone group and placebo, respectively Only 1 of 240 patients discontinued the trial due to diarrhea and 3 due to nausea 11

Market Research Confirms Significant Potential of Vilazodone Quantitative, primary market research with PCPs & psychiatrists Physicians achieved desired results with 1st line treatment only 50% of time or less Tolerability is primary reason in 25% of patients discontinuations Almost 60% (65% of psychs) felt lack of sexual dysfunction was extremely important when choosing a depression Rx Overall, vilazodone received a rating of 7/10 Over 60% indicated they would probably or definitely prescribe vilazodone 12

Vilazodone Development Milestones Completed our Phase III program with positive results Long-term safety study completed Exceeded threshold of 100 patients on drug for 12 months Commercial scale-up successful NDA filing anticipated by year end 2009 13

Stedivaze: Vasodilator for Cardiac Stress Imaging Stedivaze: Vasodilator for Cardiac Stress Imaging 14 1 AMR Monthly Monitor

Phase II Results: Stedivaze AE Profile is Better than Adenoscan Hendel et al AHA, 2005 *Safety population only. Incidence of AEs 5% or greater. 15 Dyspnea Chest Pain Dizziness Headache Flushing Hypotension Nausea 2° AV Block % with AEs Adenoscan 0 20 40 N = 124 Stedivaze (Apadenoson) 1.0 ^g/kg 2.0 ^g/kg N = 61 N = 63

Stedivaze Development Milestones Successful end-of-Phase II meeting with FDA Consensus on overall trial design and use of fixed dose regimen Clarified extent of other common program requirements to be considered for the NDA submission Launching Phase III clinical program Phase III protocol submitted to the FDA; awaiting approval Anticipate opening enrollment in July 16

Our Therapeutics Pipeline Current Stage Lead Discovery Preclinical Phase I Phase II Phase III NDA Marketed Novartis Confidential Partner Vilazodone(tm) Major Depression Stedivaze(tm) Cardiac Imaging ATL1222: Acute Inflammation ATL844: Diabetes / Asthma ATL313 : Ophthalmic Pain AVN316: Oncology Projected Stage In 12 Months

Acquisition of Avalon Pharmaceuticals Expands capabilities in oncology Rx and Dx Drug discovery platform to identify targets in historically "undruggable" pathways Initial focus on Beta-catenin program Significant pharma interest in platform's capabilities, new targets and pathways 18

Dx for Inherited Cardiac Conditions: FAMILION(r) Over 100% Growth Year Over Year* 19 *Calendar Year 0 ..5 1 1.5 2 2.5 2004 2005 2006 2007 2008 New Sales Force $ (Millions) $3

Dx for Drug Response: PGxPredict(r):RITUXIMAB 20 FCGR3A variant is important in determining individual response to IgG1 mAbs Efficient Cell Death Poor Cell Death Dall'Ozzo S, Tartas S, Paintaud G, et al, Cancer Research, 64:4664-4669 FCGR3A IgG1 MAb NK, Macrophage Tumor Cell FCGR3A IgG1 MAb NK, Macrophage Tumor Cell 158 V/F or F/F 158 V/V

Clinical Data (CLDA) Profile* Market Cap: $271.1M (as of 6/5) Revenue**: $10.1M (3 mo.) $28.2M (9 mo.) Cash & Marketable Securities: $28.4M $50.0M Convertible debt financing (2/26) $15.1M Sale of Cogenics service business (4/15) Debt: $27.2M Insider Ownership: ~ 50% Substantially all shares purchased 21 * As of 12/31/08 unless otherwise indicated ** Prior to sale of Cogenics service business

Upcoming Milestones in 2009 Initiate Phase III program for Stedivaze File vilazodone NDA with the FDA Obtain additional positive reimbursement policies for our genetic testing business Establish partnerships for other preclinical programs Potential to receive additional milestone payment from existing licensing option 22

23 Thank You